Exhibit 99.3

Introduction to Unaudited Pro Forma Financial Statements

The following unaudited pro forma consolidated balance sheet as of June 30, 2006 and unaudited pro forma consolidated statements of income for the year ended December 31, 2005 and for the six months ended June 30, 2006 are based on the corresponding historical financial statements of Otelco Inc. (“Otelco”) and Mid-Maine Communications, Inc. (“Mid-Maine”), after giving effect to the acquisition of Mid-Maine and the financing transaction related thereto, which occurred on July 3, 2006.

The unaudited pro forma consolidated balance sheet gives effect to the acquisition and related financing transaction as if they had occurred on June 30, 2006. The unaudited pro forma consolidated statements of income give effect to the acquisition and related financing transaction as if they had occurred on January 1, 2005.

The unaudited pro forma financial statements are based on available information and certain estimates and assumptions set forth in the accompanying notes to such financial statements. These unaudited pro forma financial statements do not give effect to any integration costs or any cost savings or other operating efficiencies that could result from the acquisition. These unaudited pro forma financial statements are provided for informational purposes only, and do not purport to represent our financial condition or our results of operations that would have been achieved if the acquisition and related financing transaction had occurred on the dates noted above, or to project the financial condition or results of operations for any future date or period.

The acquisition will be treated as a purchase business combination for accounting purposes and Mid-Maine’s assets acquired and liabilities assumed will be recorded at fair value with the exception of those assets which are related to the Mid-Maine Telecom, Inc. subsidiary. As a regulated telephone company, the assets of Mid-Maine Telecom, Inc. are recorded at their original purchase price less accumulated depreciation. We have reflected the preliminary assessment of the purchase price allocation. It includes assignment of value to intangibles associated with a non-compete agreement and the acquisition of customers. The final assessment of the fair value of the assets and liabilities could change. Any such change would be reflected in regular quarterly financial reporting.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Otelco included in its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2006 and June 30, 2006 and the historical financial statements of Mid-Maine included elsewhere in this current report on Form 8-K/A.

OTELCO INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2006
(unaudited)

			Pro Forma
	Otelco Inc.	Mid Maine	Adjustments		Pro Forma
Assets

Current assets
Cash	$9,025,517	$568,460	$(116,053)	2	$9,159,538
			41,571	4
			(359,957)	7
Accounts receivable - customers	1,204,558	2,332,103	(32,149)	4	3,504,512
Unbilled revenue	1,853,499	-			1,853,499
Other receivables	1,763,082	-			1,763,082
Materials & supplies	975,074	1,260,198	(95,859)	5	2,091,562
			(47,851)	4
Prepaid expenses	437,326	171,423	22,500	2	631,249
Income tax receivables	749,591	314,804			1,064,395
Deferred income taxes	872,675	-			872,675
Total current assets	16,881,322	4,646,988	(587,798)		20,940,512

Property and equipment, net	42,661,952	17,573,784			60,235,736

Other assets
Goodwill	119,431,993	1,918,559	(10,241,619)	1	136,919,052
			95,859	5
			38,429	4
			5,543,234	6
			14,599,986	2
			180,431	7
			85,940	8
			5,266,240	1
Amortizable intangibles	1,485,226	-	10,241,619	1	11,726,845
Investments	555,588	695,678	-		1,251,266
			-
Loan cost	6,284,735	202,311	(202,311)	3	7,610,529
			1,146,268	2
			179,526	7
Interest rate cap	6,460,374	-			6,460,374
Deferred charges	85,940	91,920	(85,940)	2	91,920
Other noncurrent assets	-	155,844			155,844
Total assets	$193,847,130	$25,285,084	$26,259,864		$245,392,078

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2006
(unaudited)

Pro Forma
	Otelco Inc.	Mid Maine	Adjustments	Pro Forma
Liabilities and Stockholders' Equity

Current liabilities
Accounts payable	$961,175	$775,831	$			$1,737,006
Accrued liabilities	3,299,229	1,997,760		(274,450)	2	5,022,539
Advanced billing & payments	1,184,739	1,114,927				2,299,666
Customer deposits	224,827	-				224,827
Current portion of debt	-	1,214,000		(1,214,000)	2	-
Total current liabilities	5,669,970	5,102,518		(1,488,450)		9,284,038

Deferred income tax	15,345,890	2,664,640		5,266,240	1	23,276,770
Other liabilities	176,308	-				176,308
Total other liabilities & deferred	15,522,198	2,664,640		5,266,240		23,453,078

Total long-term notes payable	161,075,498	22,858,849		40,000,000	2	201,075,498
				(22,858,849)	2

Derivative liability	1,519,632	-				1,519,632

Class B Common Conv Sen Sub Notes	3,876,917	-				3,876,917

Stockholder's equity
Class A stock - Mid Maine	-	35		(35)	6	-
Class A stock $.01 par value - Otelco	96,767	-				96,767
Class B stock $.01 par value - Otelco	5,447	-				5,447
Additional paid in capital	3,695,090	2,570,569		(2,570,569)	6	3,695,090
Retained earnings (deficit)	-	(7,911,527)		(202,311)	3	-
				8,113,838	6

Accumulated other comprehensive income	2,385,611	-				2,385,611
Total stockholders' equity	6,182,915	(5,340,923)		5,340,923		6,182,915

Total liabilities and stockholders' equity	$193,847,130	$25,285,084		$26,259,864		$245,392,078

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
Notes to the Unaudited Pro Forma Consolidated Balance sheet
as of June 30, 2006

1.
The Company is still in the process of performing its allocation of the purchase, and the final allocation is subject to completion of a review by a third party valuation specialist. Our preliminary allocation consists of:

A.	Incremental value of intangible assets of $8,401,529 related to customer relationships.
B.	Incremental value of intangible assets of $1,840,090 related to non-competition agreement.
C.	Offsetting adjustment to goodwill of ($10,241,619) for items A. and B. as indicated above.
D.	Recognition of deferred taxes of $5,266,240.

2.	To record the activity for the acquisition. This activity consists of the following:
A.	GE loan proceeds of $40,000,000.
B.	Elimination of Mid-Maine old loan consisting of long-term notes payable of $22,858,849, current portion of debt $1,214,000, and accrued interest liability of $274,450.
C.	GE annual administrative fee of $22,500.
D.	Loan cost of $1,146,268.
E.	Transaction payments totaling $14,599,986 including payments to selling shareholders.
F.	Record the net-effect of the acquistion on cash totaling ($116,053).

3.	Elimination of Mid-Maine's old loan cost of $202,311.

4.	To record the final working capital adjustment of $41,571 per the plan merger agreement section # 2.5.4.

5.	To record adjustment of $95,859 related to the internet inventory to reflect current replacement cost.

6.	Reclassification of stockholder's equity of $5,543,234 to goodwill which consists of class A stock of $35, additional paid in capital of $2,570,569, and retained (deficit) of ($8,113,838).

7.	Record legal fees totaling $359,957 related to Mid-Maine acquisition. These have been allocated to goodwill and loan cost in the amounts of $180,431 and $179,526, respectively.

8.	Reclassify transaction cost of $85,940 to goodwill.

OTELCO INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005
(unaudited)

			Pro Forma
	Otelco Inc.	Mid Maine	Adjustments		Pro Forma

Telecommunications revenue	$46,972,222	$22,156,992	$		$69,129,214

Operating expenses
Cost of services and products	12,611,499	12,284,460			24,895,959
Selling, general and administrative expenses	6,710,542	4,131,327	(81,000)	1	10,760,869
Depreciation and amortization	9,585,299	3,487,145	22,500	2	14,546,938
			(71,783)	3
			265,159	3
			338,573	4
			920,045	5
Total operating expenses	28,907,340	19,902,932	1,393,494		50,203,766

Income from operations	18,064,882	2,254,060	(1,393,494)		18,925,448

Other income (expense)
Interest expense	(16,355,087)	(1,255,296)	1,255,296	6	(18,395,280)
			(2,648,526)	6
			608,333	7
Change in fair value of derivative	958,621	-			958,621
Other income	577,769	99,067			676,836
Total other expense	(14,818,697)	(1,156,229)	(784,897)		(16,759,823)

Income before income tax and accretion expense	3,246,185	1,097,831	(2,178,391)		2,165,625

Income tax expense	(1,011,675)	(439,991)	830,459	8	(621,207)

Income before accretion expense	2,234,510	657,840	(1,347,932)		1,544,418

Accretion of Class B common convertible to senior subordinated notes	(442,926)	-			(442,926)

Net income available to common stockholders	$1,791,584	$657,840	$(1,347,932)		$1,101,492

Weighted average shares outstanding:
Basic	9,676,733				9,676,733
Diluted	10,221,404				10,221,404

Net income per share
Basic	$0.19				$0.11	9
Diluted	$0.12				$0.06	9

Dividends declared per share	$0.71				$0.71

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
Notes to the Unaudited Pro Forma Consolidated Statements of Income
For the Year Ended December 31, 2005

1.	Net impact of $81,000 reflects senior management changes at closing of acquisition.

2.	To record amortization of $22,500 related to GE Administrative fee (annual).

3.
Adjustment to eliminate Mid-Maine historical loan cost amortization expense of $71,783 and to reflect the pro forma loan cost amortization expense of $265,159 associated with the incremental $40 million loan included in the amended and restated credit facility.

4.	Increase in amortization expense of $338,573 related to customer relationships that have been assigned lives of between 15 and 25 years.

5.	Increase in amortization expense of $920,045 is related to non-competition agreement that has been assigned a life of 2 years.

6.
Adjustment to eliminate Mid-Maine historical interest expense of $1,255,296 and to reflect the pro forma interest expense of $2,648,526 associated with the incremental $40 million loan included in the amended and restated credit facility.

7.	To record reduction in interest expense of $608,333 related to existing Otelco loan of $80M due to entering an amended and restated credit agreement.

8.	Adjustments to reflect the income tax effect of $830,459 related to the pro forma adjustments.

9.	Income per Common Share and Potential Common Share

Basic income per common share is computed by dividing net income by the weighted-average number of shares outstanding for the period. Diluted income per common share reflects the potential dilution that could occur if the Class B common stock were exercised into IDSs with Class A common shares. Class B common stock is convertible on a one-for-one basis into IDSs each of which includes a Class A common share. For periods prior to our conversion, membership units were treated on an as if converted basis into Class A and Class B common shares. For 2004, the shares associated with the purchase of Mid-Missouri Holding Corp., the sale of common shares by the Company, and the buy-back of common shares by the Company, were prorated from December 21, 2004 until the end of the year.

A reconciliation of the common shares for the Company's basic and diluted income per common share calculation is provided for historical and pro forma earnings as follows:
	For the Year Ended December 31, 2005

	Historical	Pro Forma

Weighted average common shares	9,676,733	9,676,733

Weighted average common shares and potential common sharess	10,221,404	10,221,404

Net income available to common shareholders	$1,791,584	$1,101,492

Net income per basic share	$0.19	$0.11

Net income available to common shareholders	$1,791,584	$1,101,492
Plus: Accretion expense of Class B common convertible to senion subordinated notes	442,926	442,926
Less: Change in fair value of derivative	958,621	958,621

Net Income available for diluted shares	$1,275,889	$585,797

Net income per diluted share	$0.12	$0.06

OTELCO INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(unaudited)

				Pro Forma
	Otelco Inc.	Mid Maine		Adjustments		Pro Forma

Telecommunications revenue	$23,071,211	$11,382,545	A	$		$34,453,756

Operating expenses
Cost of services and products	6,361,801	6,289,514				12,651,315
Selling, general and administrative expenses	3,152,664	2,948,884	B	(40,500)	1	5,430,810
				(630,238)	2
Depreciation and amortization	4,664,374	2,567,478		11,250	3	7,539,223
				(465,768)	4
				132,579	4
				169,287	5
				460,023	6
Total operating expenses	14,178,839	11,805,876		(363,367)		25,621,348

Income from operations (loss)	8,892,372	(423,331)		363,367		8,832,408

Other income (expense)
Interest expense	(8,447,105)	(808,171)		808,171	7	(9,755,700)
				(1,612,762)	7
				304,167	8
Change in fair value of derivative	310,462	-				310,462
Other income	2,996,509	511,695		(200,333)	2	3,307,871
Total other expense	(5,140,134)	(296,476)		(700,757)		(6,137,367)

Income before income tax and accretion expense	3,752,238	(719,807)		(337,390)		2,695,041

Income tax expense	(1,232,610)	289,909		128,622	9	(814,079)

Income before accretion expense	2,519,628	(429,898)		(208,768)		1,880,962

Accretion of Class B common convertible to senior subordinated notes	(221,463)	-				(221,463)

Net income available to common stockholders	$2,298,165	$(429,898)		$(208,768)		$1,659,499

Weighted average shares outstanding:
Basic	9,676,733					9,676,733
Diluted	10,221,404					10,221,404

Net income per share
Basic	$0.24					$0.17	10
Diluted	$0.22					$0.15	10

Dividends declared per share	$0.35					$0.35

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
Notes to the Unaudited Pro Forma Consolidated Statements of Income
For the Six Months Ended June 30, 2006

A	Reflects reclassification of bad debt expense to selling, general and administrative expenses.

B	Includes $630,238 of one-time expenses. These expenses consist of senior bonus payments of $466,782 and transaction costs of $163,456 related to the sale of Mid-Maine.

1.	Net impact of $40,500 reflects senior management changes at closing of acquisition.

2.
Eliminates three one-time non-operational items: gain of $200,333 on sale of Rural Telephone Bank stock; senior management bonus payment of $466,782 related to the sale of Mid-Maine; and transaction costs of $163,456 related to the sale of Mid-Maine.

3.	To record amortization of $11,250 related to GE Administrative fee (annual fee prorated).

4.
Adjustment to eliminate Mid-Maine historical loan cost amortization expense of $465,768 and to reflect the pro forma loan cost amortization expense of $132,579 associated with the incremental $40 million loan included in the amended and restated credit facility.

5.	Represents an increase in amortization expense of $169,287 related to customer relationships that have been assigned lives of between 15 and 25 years.

6.	Represents an increase in amortization expense of $460,023 related to non-competition agreement that has been assigned a life of 2 years.

7.
Adjustment to eliminate Mid-Maine historical interest expense of $808,171 and to reflect the pro forma interest expense of $1,612,762 associated with the incremental $40 million loan included in the amended and restated credit facility.

8.	To record reduction in interest expense of $304,167 related to original loan of $80M due to entering an amended and restated credit agreement.

9.	Adjustments to reflect the income tax effect of $128,622 related to the pro forma adjustments.

10.	Income per Common Share and Potential Common Share

Basic income per common share is computed by dividing net income by the weighted-average number of shares outstanding for the period. Diluted income per common share reflects the potential dilution that could occur if the Class B common stock were exercised into IDSs with Class A common shares. Class B common stock is convertible on a one-for-one basis into IDSs each of which includes a Class A common share. For periods prior to our conversion, membership units were treated on an as if converted basis into Class A and Class B commonshares. For 2004, the shares associated with the purchase of Mid-Missouri Holding Corp., thesale of common shares by the Company, and the buy-back of common shares by the Company,were prorated from December 21, 2004 until the end of the year.

A reconciliation of the common shares for the Company's basic and diluted income per common share calculation is provided for historical and pro forma earnings as follows:

	For the Six Months Ended June 30, 2006

	Historical	Pro Forma

Weighted average common shares	9,676,733	9,676,733

Weighted average common shares and potential common shares	10,221,404	10,221,404

Net income available to common shareholders	$2,298,165	$1,659,499

Net income per basic share	$0.24	$0.17

Net income available to common shareholders	$2,298,165	$1,659,499
Plus: Accretion expense of Class B common convertible to senior subordinated notes	221,463	221,463
Less: Change in fair value of derivative	310,462	310,462

Net Income available for diluted shares	$2,209,166	$1,570,500

Net income per diluted share	$0.22	$0.15